SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported) November 28, 1994


                     FLEET FINANCIAL GROUP, INC.
        (Exact name of registrant as specified in its charter)


                            RHODE ISLAND
            (State or other jurisdiction of incorporation)


         1-6366                               05-0341324
  (Commission File Number)        (IRS Employer Identification No.)


  50 Kennedy Plaza, Providence, Rhode Island                02903
  (Address of principal executive offices)               (Zip Code)


 Registrant's telephone number, including area code:   401-278-5800



    (Former name or former address, if changed since last report)












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Item 5.  Other Materially Important Events.

         On November 28, 1994, Registrant authorized the sale of and established the terms of $1,126,900,000 in aggregate principal amount of its Senior Medium-Term Notes, Series H and Subordinated Medium-Term Notes, Series I (the "Notes"), under Registration Statement No. 33-55555. The Notes have maturities ranging nine months or more and bear interest at fixed or floating rates. The Notes are to be offered by Registrant's Agents, Fleet Bank of Massachusetts, National Association, Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
         J.P. Morgan Securities Inc. and Salomon Brothers Inc.


Item 7.  Financial Statements and Exhibits.

    (a)  Financial Statements

         Not applicable

    (b)  Pro Forma Financial Statements

         Not applicable

    (c)  Exhibits

    The following exhibits are filed as part of this report:

     (1)(a) Selling Agency Agreement dated November 28, 1994 between Registrant, Goldman Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
              Incorporated, J.P. Morgan Securities, Inc. and Salomon
              Brothers Inc

     (1)(b) Distribution Agreement dated November 28, 1994 between Registrant and Fleet Bank of Massachusetts, National Association

     (4)(a)   Specimen certificate of the Series H Senior
              Medium-Term Notes

     (4)(b)   Specimen certificate of the Series I Subordinated
              Medium-Term Notes

     (12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus dated November 28, 1994 and Prospectus Supplement dated November 28, 1994 relating to the Notes) (incorporated by reference to the Registrant's Current Report on Form 8-K dated October 21, 1994).

                           SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                  FLEET FINANCIAL GROUP, INC.
                                       Registrant


                                  By  /s/ William C. Mutterperl
                                       William C. Mutterperl
                                       Senior Vice President
                                         and General Counsel


Date:  November 28, 1994